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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated April 11, 1997, appearing on page F-2 of Global Pharmaceutical Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.


/s/ Price Waterhouse LLP
--------------------------------
PRICE WATERHOUSE LLP


Philadelphia, Pennsylvania
December 3, 1997